Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.79497%



        Excess Protection Level
          3 Month Average   5.12%
            December, 1997   5.11%
            November, 1997   4.88%
            October, 1997   5.36%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.50%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $ 34,934,847,924.76


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,643,513,406.27